SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 15, 2002
(Date of Report)
Date of earliest event reported: July 31, 2002

Intuit Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-21180	77-0034661
(Commission File Number)	(I.R.S. Employer Identification No.)

2535 Garcia Avenue
Mountain View, California 94043
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code:
(650) 944-6000

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
NOTES TO UNAUDITED PRO FORMA CONDENSED BALANCE SHEET AND STATEMENTS OF OPERATIONS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.01
EXHIBIT 2.02
EXHIBIT 10.01

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On July 31, 2002, Intuit Inc. (“Intuit”) completed the sale of its Quicken Loans mortgage business to BRFC LLC (“BRFC”). The sale was structured as the transfer by Intuit of all of the capital stock of Quicken Loans Inc. and Title Source, Inc., both wholly owned subsidiaries of Intuit, to Rock Acquisition Corporation (“Rock”), a newly-created corporation, and the subsequent sale by Intuit of all of the voting stock of Rock to BRFC, which represented 87.5% of the common stock outstanding. In advance of completion of the sale, Quicken Loans Inc. and Title Source, Inc. repaid to Intuit all outstanding intercompany balances as well as paid out the net tangible shareholders’ equity in excess of $33 million to Intuit. Consideration for the sale included $33 million from BRFC and a promissory note in the principal amount of $23.3 million from Rock. The promissory note is secured by all the assets of Rock, Quicken Loans and Title Source. Intuit retained nonvoting stock of Rock representing a 12.5% interest in Rock. In addition, Intuit agreed to continue providing a line of credit of up to $375 million to fund mortgage loans for a transition period of up to six months after the closing of the sale. Intuit will earn market interest rates on the outstanding balances under the line of credit, which is secured by all of the assets of Rock, Quicken Loans and Title Source.

Other Relationships

     Quicken Loans has also licensed from Intuit the right to use the Quicken Loans trademark for its residential home loan and home equity loan products and agreed to pay an annual license fee. Quicken Loans and Intuit entered into a five-year distribution agreement through which Quicken Loans will provide mortgage services on Quicken.com for an annual license fee. Daniel R. Gilbert, a managing member of BRFC, served as Vice President, Quicken Loans, from December 1999 to February 2002 and as an executive officer of Intuit from March 2000 to February 2002. William Emerson, also a member of BRFC, served as Vice President, Quicken Loans, and an executive officer of Intuit from February 2002 to July 31, 2002.

Accounting Treatment

     Intuit preliminarily estimates that it will recognize a gain for accounting purposes of $23.3 million on the sale. The amount of the gain is subject to change based on the final audited tangible shareholders’ equity position as of the final consummation date and accordingly this amount may change. Intuit purchased the Quicken Loans business in December 1999. Because the transaction was accounted for as a pooling of interests, the value of the business was reflected on Intuit’s balance sheet as the net value of the tangible assets, rather than the purchase price paid. The gain represents the premium over the net value of the tangible assets.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (a) Financial Statements of Businesses Acquired

     Not applicable.

  (b) Pro Forma Financial Information

UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

The unaudited pro forma condensed financial information below includes an Unaudited Pro Forma Condensed Balance Sheet at April 30, 2002,and Unaudited Pro Forma Condensed Statements of Operations for the fiscal year ended July 31, 2001 and the nine months ended April 30, 2002. The Unaudited Pro Forma Condensed Balance Sheet at April 30, 2002 gives effect to the disposition of Quicken Loans as if it had occurred on April 30, 2002. The Unaudited Pro Forma Condensed Statement of Operations for the fiscal year ended July 31, 2001 gives effect to the disposition of Quicken Loans as if it had occurred on August 1, 2000, and the Unaudited Pro Forma Condensed Statement of Operations for the nine months ended April 30, 2002 gives effect to the disposition of Quicken Loans as if it had occurred on August 1, 2001.

The Unaudited Pro Forma Condensed Statements of Operations do not purport to represent what Intuit’s results of operations would actually have been if the disposition had occurred on August 1, 2000 or August 1, 2001, and do not purport to project the results of operations of Intuit for the current year or for any future period. The adjustments in the pro forma financial information are based on available information and on assumptions which management believes are reasonable. All information contained in this item 7 should be read in conjunction with the Notes to Unaudited Pro Forma Condensed Balance Sheet and Statements of Operations included in this report, and the Consolidated Financial Statements, the Notes to the Consolidated Financial Statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Form 10-K for the fiscal year ended July 31, 2001 and the in the Form 10-Q’s for the quarters ended October 31, 2001, January 31, 2002 and April 30, 2002.

INTUIT INC.
UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

	As of April 30, 2002

				Pro Forma for
		Pro Forma		Sale of
(In thousands)	Historic	Adjustments		Quicken Loans

ASSETS
Current assets:
Cash and cash equivalents	$454,791	$(334,781	)(a)	$390,523
		550,019	(b)
		(279,506	)(d)
Short-term investments	1,297,133	—		1,297,133
Marketable securities	48,469	—		48,469
Customer deposits	283,748	(27,395	)(a)	256,353
Warehouse line of credit	—	279,506	(d)	279,506
Accounts receivable, net	69,216	(2,022	)(a)	67,194
Mortgage loans	279,506	(279,506	)(a)	—
Deferred income taxes	87,816	(4,770	)(a)	83,046
Prepaid expenses and other current assets	35,091	(984	)(a)	34,107

Total current assets	2,555,770	(99,439)		2,456,331

Property and equipment, net	181,442	(14,213	)(a)	167,229
Goodwill and intangibles, net	310,949	(177	)(a)	310,772
Long-term deferred income taxes	146,020	—	(a)	146,020
Notes receivable	—	23,300	(c)	23,300
Investments	13,149	—		13,149
Other assets	16,168	(30	)(a)	16,138

Total assets	$3,223,498	$(90,559)		$3,132,939

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$77,310	$(5,303	)(a)	$72,007
Payroll service obligations	256,369	—		256,369
Escrow liabilities	27,335	(27,335	)(a)	—
Drafts payable	67,005	(67,005	)(a)	—
Deferred revenue	97,509	(264	)(a)	97,245
Income taxes payable	104,293	(315	)(a)	103,978
Short-term note payable	17,451	—		17,451
Other current liabilities	255,001	(13,637	)(a)	241,364

Total current liabilities	902,273	(113,859)		788,414

Long-term obligations	11,209	—		11,209

Stockholders’ equity	2,310,016	23,300	(c)	2,333,316

Total liabilities and stockholders’ equity	$3,223,498	$(90,559)		$3,132,939

See accompanying notes

INTUIT INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Nine Months Ended April 30, 2002

				Pro Forma for
		Pro Forma		Sale of
(In thousands, except per share data)	Historic	Adjustments		Quicken Loans

Net revenue:
Products	$869,907	$—		$869,907
Services	381,772	(140,048	)(e)	241,724
Other	49,558	—		49,558

Total net revenue	1,301,237	(140,048)		1,161,189
Costs and expenses:
Cost of revenue:
Cost of products, service and other	273,929	(33,801	)(e)	240,128
Amortization of purchased software	10,442	—		10,442
Customer service and technical support	137,899	(3,146	)(e)	134,753
Selling and marketing	256,656	(40,737	)(e)	215,919
Research and development	156,111	(2,581	)(e)	153,530
General and administrative	90,055	(7,008	)(e)	83,047
Charge for vacant facilities	13,237	—		13,237
Acquisition related charges	140,748	(18	)(e)	140,730
Loss on impairment of long-lived asset	27,000	—		27,000

Total costs and expenses	1,106,077	(87,291)		1,018,786

Income from operations	195,160	(52,757)		142,403
Interest and other income and expense, net	28,631	—		28,631
Net losses on marketable securities and other investments, net	(9,266)	(4,127	)(e)	(13,393)
Net gains on divestitures	8,308	—		8,308

Income before income taxes and minority interest	222,833	(56,884)		165,949
Income tax provision	50,893	(20,479	)(e)	30,414
Minority interest	18	(18	)(e)	—

Net income	$171,922	$(36,387	)(e)	$135,535

Basic net income per share	$0.81	$(0.17)		$0.64

Shares used in basic net income per share amounts	211,724	211,724		211,724

Diluted net income per share	$0.79	$(0.17)		$0.62

Shares used in diluted net income per share amounts	217,667	217,667		217,667

See accompanying notes.

INTUIT INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Twelve Months Ended July 31, 2001

				Pro Forma for
		Pro Forma		Sale of
(In thousands, except per share data)	Historic	Adjustments		Quicken Loans

Net revenue:
Products	$883,512	$—		$883,512
Services	304,910	(113,056	)(e)	191,854
Other	73,039	—		73,039

Total net revenue	1,261,461	(113,056)		1,148,405
Costs and expenses:
Cost of revenue:
Cost of products, services and other	312,040	(32,735	)(e)	279,305
Amortization of purchased software	14,949	—		14,949
Customer service and technical support	149,353	(3,831	)(e)	145,522
Selling and marketing	270,216	(34,960	)(e)	235,256
Research and development	207,085	(3,346	)(e)	203,739
General and administrative	102,918	(7,214	)(e)	95,704
Charge for purchased research and development	238	—		238
Acquisition related charges	248,202	(23	)(e)	248,179

Total costs and expenses	1,305,001	(82,109)		1,222,892

Loss from operations	(43,540)	(30,947)		(74,487)
Interest and other income and expense, net	60,366	(3,063	)(e)	57,303
Net losses on marketable securities and other investments, net	(98,053)	—		(98,053)
Net losses on divestitures	(15,315)	—		(15,315)

Loss before income taxes, minority interest and cumulative effect of accounting change	(96,542)	(34,010)		(130,552)
Income tax benefit	(229)	(12,244	)(e)	(12,473)
Minority interest	794	(794	)(e)	—

Loss before cumulative effect of accounting change	(97,107)	(20,972	)(e)	(118,079)
Cumulative effect of accounting change, net of income taxes of $9,543	14,314	—		14,314

Net loss	$(82,793)	$(20,972	)(e)	$(103,765)

Basic and diluted net loss per share before cumulative effect of accounting change	$(0.47)	$(0.10)		$(0.57)
Cumulative effect of accounting change	0.07	—		0.07

Basic and diluted net loss per share	$(0.40)	$(0.10)		$(0.50)

Shares used in basic and diluted net loss per share amounts	207,959	207,959		207,959

See accompanying notes

NOTES TO UNAUDITED PRO FORMA CONDENSED BALANCE SHEET AND
STATEMENTS OF OPERATIONS

The Unaudited Pro Forma Balance Sheet presents the financial position of Intuit at April 30, 2002 as though the disposition of Quicken Loans occurred on April 30, 2002. The Unaudited Pro Forma Statement of Operations presents the results of operations for fiscal 2001 are presented as though the disposition of Quicken Loans occurred on August 1, 2000 and the nine months ended April 31, 2002 are presented as though the disposition occurred on August 1, 2001. The following pro forma adjustments are based on available information and on assumptions which management believes are reasonable.

(a)	Represents the disposition of the net assets of Quicken Loans pursuant to the purchase agreement.

(b)	Represents repayment of intercompany balances and return of tangible shareholders’ equity.

(c)	Represents the receipt of $23.3 million promissory note and the estimated gain on sale.

(d)	Represents the funding of the warehouse line of credit.

(e)	Reflects the portion of net revenue and expenses of Quicken Loans.

The unaudited proforma condensed statements of operations do not include the effects of the estimated gain of $23.3 million arising from this disposition, as it is a material non-recurring event. This gain will be calculated and included in the actual consolidated statement of income in fiscal year 2002. The amount of the gain is subject to change based on the final audited tangible shareholders’ equity position as of the final consummation date and accordingly, this amount may change.

(c) Exhibits

     The following exhibits are filed herewith:

Exhibit
Number	Description

2.01*	Stock Purchase and Sale Agreement among BRFC LLC, Intuit Inc., Quicken Loans Inc. and Title Source, Inc., dated June 20, 2002. Pursuant to Item 601(b)(2) of Regulation S-K, certain exhibits and schedules are omitted but will be furnished supplementally to the Commission upon request.

2.02*	Amendment to Stock Purchase and Sale Agreement among Intuit Inc., BRFC LLC, Quicken Loans, Inc., and Title Source, Inc., dated July 29, 2002. Pursuant to Item 601(b)(2) of Regulation S-K, certain exhibits and schedules are omitted but will be furnished supplementally to the Commission upon request.

10.01	Mortgage Warehousing Agreement and Related Documents between Intuit Inc. and Quicken Loans, Inc., dated as of July 31, 2002.

*	Intuit has requested confidential treatment for portions of this exhibit. We have omitted these portions from this filing and filed them separately with the Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2002		INTUIT INC.

	By:	/s/ GREG J. SANTORA

Greg J. Santora Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

2.01*	Stock Purchase and Sale Agreement among BRFC LLC, Intuit Inc., Quicken Loans Inc. and Title Source, Inc., dated June 20, 2002. Pursuant to Item 601(b)(2) of Regulation S-K, certain exhibits and schedules are omitted but will be furnished supplementally to the Commission upon request.

2.02*	Amendment to Stock Purchase and Sale Agreement among Intuit Inc., BRFC LLC, Quicken Loans, Inc., and Title Source, Inc., dated July 29, 2002. Pursuant to Item 601(b)(2) of Regulation S-K, certain exhibits and schedules are omitted but will be furnished supplementally to the Commission upon request.

10.01	Mortgage Warehousing Agreement and Related Documents between Intuit Inc. and Quicken Loans, Inc., dated as of July 31, 2002.

*	Intuit has requested confidential treatment for portions of this exhibit. We have omitted these portions from this filing and filed them separately with the Commission.